UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Annual Meeting”) of Capital City Bank Group, Inc. (the “Company”) was held on April 25, 2017. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	The following directors were elected for a term to expire at the 2020 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:
	For	Withheld	Broker Non-Votes
Thomas A. Barron	13,005,059	324,500	1,296,197
Stanley W. Connally, Jr.	13,277,542	52,017	1,296,197
J. Everitt Drew	13,190,241	139,318	1,296,197
Eric Grant	13,277,353	52,206	1,296,197

The following director was elected for a term to expire at the 2018 annual meeting and until her successor is elected and qualified. The nominee was an incumbent director, no other person was nominated, and the nominee was elected. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Laura Johnson	13,277,644	51,915	1,296,197

2.	Shareowners approved, on a nonbinding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
13,040,351	197,816	91,392	1,296,197

3.	Shareowners recommended, on a nonbinding advisory basis, holding a nonbinding advisory vote every three years. The number of votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker-Non-Votes
3,492,482	77,268	9,541,090	218,719	1,296,197

Consistent with the Board of Director’s and Shareowners’ recommendations, the Company will hold a Shareowner advisory vote on executive compensation every three years.

4.	Shareowners ratified the action of the Audit Committee in selecting and appointing Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The number of votes cast were as follows:

For	Against	Abstention
14,435,361	97,284	93,111

Item 7.01	Regulation FD Disclosure

The Company made a presentation to its shareowners at its Annual Meeting. A copy of the presentation materials is being furnished as Exhibit 99.1 to this report. Exhibit 99.1 is incorporated by reference under this Item 7.01.

In accordance with general instruction B.2 of Current Report on Form 8-K, this information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Item No.	Description of Exhibit

99.1	Shareowner Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: April 27, 2017	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President
and Chief Financial Officer

Exhibit INDEX

Item No.	Description of Exhibit

99.1	Shareowner Presentation.